Exhibit 99.2 Advancing strategy through LimaCorporate acquisition September 25, 2023

Forward-looking Statements

This presentation includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding the Company's plans, objectives, expectations and intentions and other statements that are not historical or current fact. Forward-looking statements are based on the Company's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause the Company's results to differ materially from current expectations include, but are not limited to, risks and uncertainties regarding the Company's and LimaCorporate's respective businesses and the proposed acquisition, and actual results may differ materially. These risks and uncertainties include, but are not limited to, (i) the ability of the parties to successfully complete the proposed acquisition on the anticipated terms and timing, including obtaining required regulatory approvals and other conditions to the completion of the acquisition, (ii) the financing arrangements relating to the acquisition, (iii) the effects of the transaction on the Company's and LimaCorporate's operations, including on the combined company's future financial condition and performance, operating results, strategy and plans, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, losses, future prospects, and business and management strategies for the management, expansion and growth of the new combined company's operations, (iv) the potential impact of the announcement or consummation of the proposed acquisition on relationships with customers, suppliers and other third parties, (v) risks related to the impact of the COVID-19 global pandemic, and (vi) the other factors detailed in the Company's reports filed with the U.S. Securities and Exchange Commission (the "SEC"), including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q under the caption "Risk Factors," as well as the other risks discussed in the Company's filings with the SEC. In addition, these statements are based on assumptions that are subject to change. This presentation speaks only as of the date hereof. The Company disclaims any duty to update the information herein.

Non-GAAP Financial Information

Enovis has provided in this presentation certain financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America ("non-GAAP"). These non-GAAP financial measures may include one or more of the following: adjusted earnings per diluted share, adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), and organic sales growth.

Adjusted earnings per diluted share excludes restructuring and other charges, European Union Medical Device Regulation ("MDR") and related costs, amortization of acquired intangibles, inventory step up costs, strategic transaction costs, debt extinguishment costs, insurance settlement gain, gains and losses on the Company's investments, and stock compensation costs.

Adjusted EBITDA represents net income or loss from continuing operations excluding taxes, depreciation and amortization, stock-based compensation costs and restructuring and other charges, MDR and related costs, strategic transaction costs, insurance settlement (gain) loss, and inventory step up costs.

Organic sales growth excludes the impact of acquisitions and foreign exchange rate fluctuations.

These non-GAAP financial measures assist Enovis management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete restructuring plans that are fundamentally different from the ongoing productivity improvements of the Company. Enovis management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Enovis does not provide reconciliations of adjusted EBITDA or adjusted earnings per share on a forward-looking basis to the closest GAAP financial measures, as such information is not available without unreasonable efforts on a forward-looking basis due to uncertainties regarding, and the potential variability of, reconciling items excluded from these measures. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period.

enovis.
© 2023 Enovis Corporation
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Extending Enovis’ Leadership Position in Attractive Global Reconstructive Market • Definitive agreement to acquire LimaCorporate, a European orthopedics leader with robust product offerings and capabilities for €800m; transaction to close in early 2024 • Creates a ~$1B global reconstructive business, with ~50% in the large and fast-growing extremities segment and provides complementary International footprint • Strengthens our R&D pipeline and adds manufacturing scale and emerging competencies in 3D printing and patient matched/custom implant solutions • Accelerates progress against our key strategic goals: HSD growth, continued margin expansion and global scale • Strong financial profile and shareholder value creation opportunities from cross-selling and >$40m of annual cost synergies expected by year 3 Compounding value creation from growth and margin acceleration © 2023 Enovis Corporation 3

LimaCorporate Business Overview

REVENUE



Fixation & Other
Knee
Extremities
~$0.3B
TTM[1]
Hip

Trabecular Titanium™



SMR Shoulder



GEOGRAPHIC MIX



ROW
APAC
US
Europe
2022A

Attractive Geographic Footprint

Lima Corporate
Orthopaedic motion

- HSD growth history, DD CAGR since 2021[2]
- Accretive profitability, >20% adjusted EBITDA margins[3]
- Strong innovation engine and leading 3D printing capabilities
- Highly automated production facilities in Italy with dedicated innovation center and ability to scale

Complementary product & geographic mix with additive capabilities and attractive financial profile enovis

© 2023 Enovis Corporation

1: Trailing twelve month ending 6/30/2023; 2: 2023 YTD; 3: Adjusted for IFRS to US GAAP differences

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Enovis: A High-Value MedTech Growth Company

ENOVIS SALES PERFORMANCE & GOALS



$1.5B
Recon
P&R
Aggressively grow and expand Recon
Improve and shape P&R
~$2B
Aggressively Grow and Scale Recon
Extend P&R leadership
New
2021[1]
2024
Future

DD
Recon Growth
+
MSD
P&R Growth
=
HSD
Organic Revenue Growth

Secures path to $2B and beyond with HSD organic growth and expanded margin profile enovis.
© 2023 Enovis Corporation

1: Estimated revenues for 2021, based Colfax Corp. Medical Technology segment revenues of $1,426.1MM for the year ended December 31, 2021, plus management's estimates of full year contributions from Mathys, Trilliant and Medshape acquisitions.

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Successful M&A Track Record ‘20-2021 2022 2023 2024 2024: Scaling Global Recon 2023: Scaling Foot & Ankle to $100m run rate 2022: Advancing enabling technology capabilities STAR® ANKLE 2020-2021: Globalized Recon with Mathys, established Foot & Ankle business Accelerating Recon with attractive growth & gross margin profiles © 2023 Enovis Corporation 6

Fully Aligned with Acquisition Criteria Fuels Improves Accelerates Growth Gross Margin Strategy Maintains strong extremity mix Enovis margins improve to Expanding High Growth and and accelerates innovation >60% with Recon >70% Margin Recon Platform Expands Creates Scale Market Reach $1B Global Recon Segment Complementary International with robust synergy opportunity Footprint in Key Markets Strong alignment to our strategic acquisition criteria © 2023 Enovis Corporation 7

Combination Accelerates Global Recon Scale & Expands Margins REVENUE GEOGRAPHIC MIX ADJUSTED EBITDA MARGIN ~$2B $1.7B 47% +~120bps Recon 37% Int’l 32% Int’l 40% US P&R US 2023 2023 2023 2023 2023 2023 1 Enovis Combined 1 1 Enovis Combined Enovis Combined Creates >$1B high-growth global Recon player and accelerates trajectory of margin expansion 1: Latest ENOV guidance plus estimated LimaCorporate 2023 full year financials adjusted for IFRS to US GAAP differences; Excludes any expected synergies © 2023 Enovis Corporation 8

Creates ~$1B Recon Leader With Attractive Mix and Strong Innovation

Combined Revenue & Geographic Mix


Extremities
Foot & Ankle
Other
Shoulder
~$1B
Hip
Knee


Int'l
US
2023 combined[1]


AltiVate®
Optimus®
RM Cup
EMPOWR® 3D
Modulus R
AMF TT Cones

Growth Opportunity

- Drive DD organic growth from winning innovation and strong channel
- Continue to lead in Shoulder and rapidly gain share in Hip/Knee and Foot & Ankle
- Realize strategic advantage of advanced technologies: Ceramics, RM Monoblock, 3D Printing
- Leverage Arvis and other Enabling Tech for global advantage over time
- Lead in Medical Education

Leading in Shoulder, winning across Recon with measurably better patient outcomes enovis.
© 2023 Enovis Corporation

1: Latest ENOV guidance plus estimated LimaCorporate 2023 full year financials adjusted for IFRS to US GAAP differences; Excludes any expected synergies

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Significant Synergy Opportunities



Cross-Selling

- Sell EMPOWR® and AltiVate® into LimaCorporate channels
- Sell revision solutions into Mathys and Enovis US



Innovation

- Accelerate innovation / differentiation with scaled global R&D
- Extend 3D printing and additive manufacturing capabilities across Enovis

Meaningful growth synergy beginning in 2025



Operational Excellence

- Leverage state-of-the-art, highly automated manufacturing facilities
- Embed Enovis Growth Excellence (EGX) and drive insourcing, scale, and productivity in supply chain



SG&A Scale

- Enhance talent and optimize commercial structure
- Capture functional and back-office synergy

>$40m of estimated annual cost synergies in year 3

Deliver sustainable DD Recon growth with expanding margin profile enovis
© 2023 Enovis Corporation
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Acquisition Accelerates Enovis Growth Strategy Accelerates Maintains Recon progress against mix & improves strategic goals growth profile Attractive value Strengthens R&D creation and Operational opportunity Capabilities Driving scale across an enhanced Recon platform © 2023 Enovis Corporation 11

Transaction Summary

Key Deal Terms	• €700m upfront cash at closing • €100m in shares of Enovis common stock (expected to be issued within 18 months following the closing of the acquisition)
LimaCorporate Key Financials	• 2024 estimated revenue of $290m to $300m • Strong forward revenue growth of HSD/DD • 2024 expected adjusted EBITDA[1] of $70m to $75m
Value Creation	• Cross-selling opportunities to accelerate revenue growth starting in year 2 • Estimated annual cost synergies of >$40m 3 years post closing • >10% ROIC by year 5
Other Considerations	• Closing expected early 2024 • Adjusted EPS impact flat to slightly accretive in 2024, materially accretive thereafter • Manageable leverage (~3x) that will improve as business scales

Compelling financial profile drives shareholder value creation

1: Adjusted for IFRS to US GAAP differences

enovis
© 2023 Enovis Corporation
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Extending Enovis’ Leadership Position in Attractive Global Reconstructive Market • Definitive agreement to acquire LimaCorporate, a European orthopedics leader with robust product offerings and capabilities for €800m; transaction to close in early 2024 • Creates a ~$1B global reconstructive business, with ~50% in the large and fast-growing extremities segment and provides complementary International footprint • Strengthens our R&D pipeline and adds manufacturing scale and emerging competencies in 3D printing and patient matched/custom implant solutions • Accelerates progress against our key strategic goals: HSD growth, continued margin expansion and global scale • Strong financial profile and shareholder value creation opportunities from cross-selling and >$40m of annual cost synergies expected by year 3 Compounding value creation from growth and margin acceleration © 2023 Enovis Corporation 13